                                EXHIBIT (16)(f)

                              THE RIVERFRONT FUNDS
                              EXHIBIT 16
                              TOTAL RETURN


DATE AS OF:                                          04/30/97
                           RIVERFRONT LARGE COMPANY SELECT FUND
                           CLASS A SHARES

AGGREGATE TOTAL RETURN

T = (ERV/P) - 1

WHERE:       T =     TOTAL RETURN

             ERV   = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                     HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

             P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  YEAR TO DATE:    (  12/31/96 TO              04/30/97 ):
                   (  1,078.47 /1,000) - 1 =                 7.85%
  QUARTERLY:       (  01/30/97 TO              04/30/97 ):
                   (  1,009.31 /1,000) - 1 =                 0.93%
  MONTHLY:         (  03/31/97 TO              04/30/97 ):
                   (  1,061.14 /1,000) - 1 =                 6.11%

AVERAGE ANNUAL TOTAL RETURN

T = ((ERV/P) exponent (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV   = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                     HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

             P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =     NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION: (   08/30/86 TO               04/30/97 ):
                 ((  3,474.13 /1,000) exponent (1/(             3897 /365))-1) =  12.37%
1 YEAR           (   04/30/96 TO               04/30/97 ):
                 ((  1,257.64 /1,000) exponent (1/(              365 /365))-1) =  25.76%
3 YEAR           (   04/30/94 TO               04/30/97 ):
                 ((  1,835.63 /1,000) exponent (1/(             1095 /365))-1) =  22.44%
5 YEAR           (   04/30/92 TO               04/30/97 ):
                 ((  2,067.14 /1,000) exponent (1/(             1825 /365))-1) =  15.63%
10 YEAR          (   04/30/87 TO               04/30/97 ):
                 ((  3,050.79 /1,000) exponent (1/(             3650 /365))-1) =  11.80%

                              THE RIVERFRONT FUNDS
                              EXHIBIT 16
                              TOTAL RETURN


DATE AS OF:                                         04/30/97
                      RIVERFRONT LARGE COMPANY SELECT FUND
                          CLASS A SHARES

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:             4.50%

T = (ERV/P) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  YEAR TO DATE:    (  12/31/96 TO              04/30/97 ):
                   (  1,030.05 /1,000) - 1 =                           3.01%
  QUARTERLY:       (  01/30/97 TO              04/30/97 ):
                   (    964.13 /1,000) - 1 =                          -3.59%
  MONTHLY:         (  03/31/97 TO              04/30/97 ):
                   (  1,013.18 /1,000) - 1 =                           1.32%

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:             4.50%

T = ((ERV/P) exponent (1/N)) - 1

WHERE:       T =   TOTAL RETURN

             ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

             P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

             N =   NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION: (   08/30/86 TO               04/30/97 ):
                 ((  3,318.38 /1,000) exponent (1/(             3897 /365))-1) = 11.89%
1 YEAR           (   04/30/96 TO               04/30/97 ):
                 ((  1,200.98 /1,000) exponent (1/(              365 /365))-1) = 20.10%
3 YEAR           (   04/30/94 TO               04/30/97 ):
                 ((  1,753.62 /1,000) exponent (1/(             1095 /365))-1) = 20.59%
5 YEAR           (   04/30/92 TO               04/30/97 ):
                 ((  1,975.22 /1,000) exponent (1/(             1825 /365))-1) = 14.58%
10 YEAR          (   04/30/87 TO               04/30/97 ):
                 ((  2,914.79 /1,000) exponent (1/(             3650 /365))-1) = 11.29%

                                 The Riverfront Funds, Inc.
                                 EXHIBIT 16
                                 TOTAL RETURN

                                 CDSC LOAD CALCULATIONS
DATE AS OF:                                04/30/97

                                 LARGE COMPANY SELECT FUND
                                 CLASS B SHARES


AGGREGATE TOTAL RETURN

T = (ERV/P) - 1

WHERE:                    T =      TOTAL RETURN

                          ERV =    REDEEMABLE VALUE AT THE END OF THE
                                   PERIOD OF A HYPOTHETICAL $1,000
                                   INVESTMENT MADE AT THE BEGINNING OF THE
                                   PERIOD.

                          P =      A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  YEAR TO DATE:        ( 12/31/96 TO             04/30/97 ):
  WITH CDSC OF =  4.00%(  1,056.0 /1,000) - 1 =                5.60%
  QUARTERLY:           ( 01/30/97 TO             04/30/97 ):
  WITH CDSC OF =  4.00%(    972.9 /1,000) - 1 =               -2.71%
  MONTHLY:             ( 03/31/97 TO             04/30/97 ):
  WITH CDSC OF =  4.00%(  1,016.9 /1,000) - 1 =                1.69%


AVERAGE TOTAL RETURN

T = ((ERV/P)exponent (1/N)) - 1

WHERE:                    T =      TOTAL RETURN

                          ERV =    REDEEMABLE VALUE AT THE END OF THE
                                   PERIOD OF A HYPOTHETICAL $1,000
                                   INVESTMENT MADE AT THE BEGINNING OF THE
                                   PERIOD.

                          P =      A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                          N =      NUMBER OF YEARS

EXAMPLE:

SINCE INCEPTION:        (  08/30/86 TO               04/30/97 ):
WITH CDSC OF =     0.00%((  3,269.4 /1,000) exponent (1/(                 3897 /365))-1) =  11.73%
1 YEAR                  (  04/30/96 TO               04/30/97 ):
WITH CDSC OF =     4.00%((  1,231.6 /1,000) exponent (1/(                  365 /365))-1) =  23.16%
3 YEAR                  (  04/30/94 TO               04/30/97 ):
WITH CDSC OF =     4.00%((  1,790.6 /1,000) exponent (1/(                 1096 /365))-1) =  21.41%
5 YEAR                  (  04/30/92 TO               04/30/97 ):
WITH CDSC OF =     2.00%((  2,008.5 /1,000) exponent (1/(                 1826 /365))-1) =  14.96%
10 YEAR                 (  04/30/87 TO               04/30/97 ):
WITH CDSC OF =     0.00%((  2,887.4 /1,000) exponent (1/(                 3653 /365))-1) =  11.18%

                           THE RIVERFRONT FUNDS, INC.
                           EXHIBIT 16
                           TOTAL RETURN

                           CDSC LOAD CALCULATIONS
   DATE AS OF:                               04/30/97

                            LARGE COMPANY SELECT FUND
                           CLASS B SHARES


   AGGREGATE TOTAL RETURN

   T = (ERV/P) - 1

   WHERE:          T   = TOTAL RETURN

                   ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P   = A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

   EXAMPLE:

     YEAR TO DATE:       ( 12/31/96 TO       04/30/97 ):
                         (  1,096.0 /1,000) - 1 =                    9.60%
     QUARTERLY:          ( 01/30/97 TO       04/30/97 ):
                         (  1,012.9 /1,000) - 1 =                    1.29%
     MONTHLY:            ( 03/31/97 TO       04/30/97 ):
                         (  1,056.9 /1,000) - 1 =                    5.69%


   AVERAGE TOTAL RETURN

   T = ((ERV/P)EXPONENT(1/N)) - 1

   WHERE:          T   = TOTAL RETURN

                   ERV = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P   = A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

                   N   = NUMBER OF YEARS

   EXAMPLE:

SINCE INCEPTION:    ( 08/30/86 TO       04/30/97 ):
                    (( 3,269.4 /1,000)  EXPONENT(1/(   3897 /365))-1) =   11.73%
1 YEAR              ( 04/30/96 TO       04/30/97 ):
                    (( 1,271.6 /1,000)  EXPONENT(1/(    365 /365))-1) =   27.16%
3 YEAR              ( 04/30/94 TO       04/30/97 ):
                    (( 1,830.6 /1,000)  EXPONENT(1/(   1096 /365))-1) =   22.31%
5 YEAR              ( 04/30/92 TO       04/30/97 ):
                    (( 2,028.5 /1,000)  EXPONENT(1/(   1826 /365))-1) =   15.19%
10 YEAR             ( 04/30/87 TO       04/30/97 ):
                    (( 2,887.4 /1,000)  EXPONENT(1/(   3653 /365))-1) =   11.18%

                    THE RIVERFRONT FUNDS
                    EXHIBIT 16
                    30-DAY S.E.C. YIELD CALCULATIONS
                    RIVERFRONT LARGE COMPANY SELECT  FUND
                    CLASS A SHARES

                                                 (a-b)
                                          ------------------
  30-Day S.E.C. Yield Equation =  2 *{[(         (cd)       +1)EXPONENT6]-1}  =


   WHERE    a = Dividends and interest earned during the period

            b = Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period

ACTUAL (USING MAX. OFFERING PRICE)

                              (    50,451.50 -        38,386.70 )
                              -----------------------------------
30-Day S.E.C. Yield=   2 *{[(                                   +1)EXPONENT6]-1} =  0.475%
                              (2,709,949.035 *            11.27 )


ACTUAL (USIING NAV)

                              (    50,451.50 -        38,386.70 )
                              -----------------------------------
                =   2 *{[(                                      +1)*6]-1} =  0.497%
                              (2,709,949.035 *            10.76 )

           The performance was computed based on the thirty day period ending April 30, 1997

                    THE RIVERFRONT FUNDS
                    EXHIBIT 16
                    30-DAY S.E.C. YIELD CALCULATIONS
                    RIVERFRONT LARGE COMPANY SELECT  FUND
                    CLASS B SHARES

                                                   (a-b)
                                               -------------
   30-Day S.E.C. Yield Equation=      2 *{[(        (cd)       +1)EXPONENT6]-1}  =


   WHERE    a = Dividends and interest earned during the period

            b = Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The offering price (without CDSC) or the maximum redemption price (with CDSC) per share on the last day of the period







                              (       204.85 -       205.93 )
                               -----------------------------
30-Day S.E.C. Yield=   2 *{[(                                +1)EXPONENT6]-1} = -0.012%
                              (   10,086.861 *        10.96 )


        The performance was computed based on the thirty day period ending April 30, 1997